AMERISTAR CASINOS, INC.
           MANAGEMENT STOCK OPTION INCENTIVE PLAN
      AS AMENDED AND RESTATED THROUGH SEPTEMBER 4, 1996


1.   PURPOSE

     The purpose of the Ameristar Casinos, Inc. Management Stock Option Incentive Plan is to further the interests of Ameristar Casinos, Inc., a Nevada corporation (the "Company"), and its subsidiaries by encouraging and enabling selected officers, directors, employees, consultants, advisers, independent contractors and agents, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock through the exercise of stock options intended to be granted hereunder. Options granted hereunder are either options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code or non-qualified stock options.

2.   DEFINITIONS

     Whenever used herein the following terms shall have the following meanings, respectively:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

          (c)   "Committee" shall mean the Stock  Option  or
     Compensation Committee appointed by the Board to administer the Plan, or if no committee has been appointed reference to the "Committee" shall be deemed to refer to the Board.

          (d)   "Common  Stock"  shall  mean  the  Company's
     Common Stock, $0.01 per value.

          (e) "Company" shall mean Ameristar Casinos, Inc., a Nevada corporation.

          (f) "Employee" shall mean, in connection with Incentive Options, only employees of the Company or any Subsidiary or Parent Corporation of the Company.

          (g) "Fair Market Value Per Share" of the Common Stock on any date shall mean, if the Common Stock is publicly traded, the mean between the highest and lowest quoted selling prices of the Common Stock on such date or, if not available, the mean between the bona fide bid and asked prices of the Common Stock on such date. In any situation not covered above, the Fair Market Value Per Share shall be determined by the Committee in accordance with  one  of  the  valuation  methods  described  in
     Section 20.2031-2 of the Federal Estate Tax Regulations
     (or any successor provision thereto).

          (h) "Incentive Option" shall mean an Option granted under the Plan which is designated as and qualified as an incentive stock option within the meaning of Section 422 of the Code.

          (i) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or any successor rule.

          (j) "Non-Qualified Option" shall mean an Option granted under the Plan which does not qualify as, or is not designated as, an incentive stock option within the meaning of Section 422 of the Code.

          (k) "Option" shall mean an Incentive Option or a Non-Qualified Option.

          (l) "Optionee" shall mean any person who has been granted an Option under the Plan.

          (m) "Outside Director" shall have the meaning set forth in Section 162(m).

          (n) "Parent Corporation" shall have the meaning set forth in Section 424(e) of the Code.

          (o) "Permanent Disability" shall mean termination of a Relationship with the Company or any Subsidiary or Parent Corporation of the Company with the consent of the Company or such Subsidiary by reason of permanent and total disability within the meaning of
     Section 22(e)(3) of the Code.

          (p)  "Plan" shall mean the Ameristar Casinos, Inc.
     Management Stock Option Incentive Plan, as amended and restated hereby.

          (q) "Relationship" shall mean that the Optionee is or has agreed to become an officer, director, employee, consultant, adviser, independent contractor or agent of the Company or any Subsidiary of the Company.

          (r)   "Section 162(m)" means Section 162(m) of the
     Code and Section 1.162-27 of the Treasury Regulations or any successor provision(s) thereto.

          (s) "Subsidiary" shall have the meaning set forth in Section 424(f) of the Code.

3.   ADMINISTRATION

          (a) The Plan shall be administered either (i) by the Board, or (ii) in the discretion of the Board, by a Committee of at least two directors of the Company appointed by the Board, all of which members are both Non-

     Employee Directors and Outside Directors, except that the Plan shall be administered by the Board to the extent provided in the last sentence of this Section. Notwithstanding the provisions of the immediately preceding sentence, the requirement for Non-Employee Directors in such sentence shall only apply to the grant of Options to Persons subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, and the requirement for Outside Directors in such sentence shall only apply to the grant of Options to persons who are "covered employees" within the meaning of
     Section 162(m). The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies. Notwithstanding any other provision of the Plan to the contrary, if a committee of directors has been designated by the Board to administer the Plan, all actions with respect to the administration of the Plan in respect of the members of such committee shall be taken by the Board.

          (b) Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote or by written consent of a majority of its members.

          (c)   Subject to the provisions of the  Plan,  the
     Committee shall have the authority to construe and interpret the Plan, to define the terms used therein, to determine the time or times an Option may be exercised and the number of shares for which an Option may be exercised at any one time, to prescribe, amend and rescind rules and regulations relating to the Plan, to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be conclusive and binding on all Optionees and on their guardians, legal representatives and beneficiaries.

          (d) The Company shall indemnify and hold harmless the members of the Board and the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the negligence, bad faith, willful misconduct or criminal acts of such persons.

          (e)     The   Company   will   provide   financial
     information to the Optionees on the same basis as the Company provides such information to its stockholders.

          (f) The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may award, and the Committee may in its discretion specify any other limitations or restrictions on the authority delegated to such officer or officers.

4.   NUMBER OF SHARES SUBJECT TO PLAN

     The aggregate number of shares of Common Stock subject to Options which may be granted under the Plan shall not exceed 1,600,000. The shares of Common Stock to be issued or delivered upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares purchased by the Company on the open market. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of the Plan.

5.   ELIGIBILITY AND PARTICIPATION

          (a) Non-Qualified Options may be granted to any person who has a Relationship with the Company or any of its Subsidiaries. Incentive Options may be granted to any Employee. The Committee shall determine the persons to whom Options shall be granted, the time or times at which such Options shall be granted and the number of shares to be subject to each Option. An Optionee may, if he is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine. An Employee may be granted Incentive Options or Non-Qualified Options or both under the Plan; provided, however, that the grant of Incentive Options and Non-Qualified Options to an Employee shall be the grant of separate Options and each Incentive Option and each Non-Qualified Option shall be specifically designated as such.

          (b) In no event shall the aggregate fair market value (determined as of the time the Option is granted) of the shares with respect to which Incentive Options (granted under the Plan or any other plans of the Company or any Subsidiary or Parent Corporation of the Company) are exercisable for the first time by an Optionee in any calendar year exceed $100,000.

          (c) In no event shall the aggregate number of shares of Common Stock with respect to which Options may be granted to a single Optionee during the term of the Plan exceed 200,000 shares.

6.   PURCHASE PRICE

     The purchase price of each share covered by each Option shall be determined by the Committee; provided, however, that in the case of an Incentive Option such price shall not be less than 100% of the Fair Market Value Per Share of the Common Stock on the date the Incentive Option is granted; and provided further that if at the time an Incentive Option is granted the Optionee owns or would be considered to own by reason of Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price of the shares covered by such Incentive Option shall not be less than 110% of the Fair Market Value Per Share of the Common Stock on the date the
Incentive            Option           is            granted.



7.   DURATION OF OPTIONS

     The expiration date of an Option and all rights thereunder shall be determined by the Committee; provided, however, that the expiration date of an Incentive Option must be within 10 years from the date on which the Incentive Option is granted, unless at the time the Incentive Option is granted the Optionee owns or would be considered to own by reason of Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent Corporation of the Company, in which case the expiration date of such Incentive Option must be within five years from the date of grant. In the event the Committee does not specify the expiration date of an Option, the expiration date shall be 10 years from the date on which the Option was granted; provided, however, that if at the time an Incentive Option is granted the Optionee owns or would be considered to own by reason of
Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent Corporation of the Company, such Incentive Option shall expire five years from the date of grant. Options shall be subject to earlier termination as provided herein.

8.   EXERCISE OF OPTIONS

          (a) An Option shall vest and become exercisable from time to time in installments or otherwise in accordance with such schedule and upon such other terms and conditions as the Committee shall in its discretion determine at the time the Option is granted. An
     Optionee may purchase less than the total number of shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than 100 shares, unless the exercise is during the final year of the Option, and shall not include any fractional shares. As a condition to the exercise, in whole or in part, of any Option, the Committee may in its sole discretion require the Optionee to pay, in addition to the purchase price of the shares covered by the Option, an amount equal to any federal, state, local or other taxes that the Committee has determined are required to be paid in connection with the exercise of such Option in order to enable the Company to claim a deduction, to satisfy tax withholding requirements or otherwise. Furthermore, if any Optionee disposes of any shares of stock acquired by exercise of an Incentive Option prior to the expiration of either of the holding periods specified in Section 422(a)(1) of the Code, the Optionee shall pay to the Company, or the Company shall have the right to withhold from any payments to be made to the Optionee, an amount equal to any federal, state, local or other taxes that the Committee has determined are required to be paid in connection with the exercise of such Option in order to enable the Company to claim a deduction or otherwise. To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an Optionee may elect to have any withholding tax obligation, or any additional tax obligation with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Common Stock otherwise deliverable to such person with respect to the Option being exercised or (ii) delivering to the Company shares of unrestricted Common Stock, which shares shall be valued as provided in Section 9(b).



          (b)   No  Option  will  be  exercisable  (and  any
     attempted exercise will be deemed null and void) if such exercise would create a right of recovery for "short-swing profits" under Section 16(b) of the Securities Exchange Act of 1934, as amended. This
     Section 8(b) is intended to protect persons subject  to
     Section   16(b)   against  inadvertent  violations   of
     Section 16(b) and shall not apply with respect to any particular exercise of an Option if expressly waived in writing by the Optionee at the time of such exercise.

9.   METHOD OF EXERCISE

          (a) To the extent that an Option has become exercisable, the Option may be exercised from time to time by giving written notice to the Company stating the number of shares with respect to which the Option is being exercised, accompanied by payment of the purchase price for the number of shares being purchased and, if applicable, any federal, state, local or other taxes required to be paid in accordance with the provisions of Section 8(a) hereof. Payment of the purchase price shall be made in such manner as the Committee may provide in the award of the Option, which may include cash (including cash equivalents), delivery of shares of Common Stock already owned by the Optionee or subject to Options under the Plan, any other manner permitted by law as determined by the Committee (including "cashless exercises"), or any combination of the foregoing.

          (b) If any payment is made with shares of Common Stock already owned, the Optionee, or other person entitled to exercise the Option, shall deliver to the Company certificates representing the number of shares of Common Stock in payment for the shares being purchased, duly endorsed for transfer to the Company. If requested by the Committee, prior to the acceptance of such certificates in payment for such shares, the Optionee, or any other person entitled to exercise the Option, shall supply the Committee with a representation and warranty in writing that he has good and marketable title to the shares represented by the certificate(s), free and clear of all liens and encumbrances. The value of any shares of Common Stock tendered in payment for any shares being purchased shall be their Fair Market Value Per Share on the date of the exercise, and the value of any shares of Common Stock subject to Options under the Plan that are cancelled in payment for any shares being purchased shall be their Fair Market Value Per Share on the date of the exercise reduced by the exercise price per share provided for in such Option.

          (c) Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the shares for such period as may be required for it to comply, with reasonable diligence, with any applicable listing requirements of any national securities exchange or any federal, state or local law. If an Optionee, or other person entitled to exercise an Option, fails to accept delivery of or fails to pay for all or any portion of the shares requested in the notice of exercise, upon tender of delivery thereof, the Committee shall have the right to terminate the Optionee's Option with respect to such shares.



10.  NON-TRANSFERABILITY AND LIMITED TRANSFERABILITY OF
     OPTIONS; DISPOSITION OF OPTIONS OR COMMON STOCK BY
     OPTIONEES SUBJECT TO SECTION 16

          (a) An Option agreement may permit an Optionee to transfer a Non-Qualified Option to his or her children, grandchildren or spouse ("Immediate Family"), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships in which such Immediate Family members are the only partners if
     (i)  the  agreement  setting forth  such  Non-Qualified
     Option expressly provides that such Non-Qualified Option may be transferred only with the express written consent of the Committee, and (ii) the Optionee does not receive any consideration in any form whatsoever for such transfer. Any Non-Qualified Option so transferred shall continue to be subject to the same terms and conditions as were applicable to such Non-Qualified Option immediately prior to the transfer thereof. Any Option not (x) granted pursuant to any agreement expressly allowing the transfer of such Option as provided above or (y) amended expressly to permit its transfer shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and such Option shall be exercisable during the Optionee's lifetime only by the Optionee.

          (b) If for any reason any Option granted to a person subject to Section 16 of the Securities Exchange Act of 1934, as amended, is not approved in the manner provided for in clause (d)(1) or (d)(2) of Rule 16b-3, neither the Option (except upon its exercise) nor the Common Stock underlying the Option may be disposed of by the Optionee until six months have elapsed following the date of grant of the Option, unless the Committee otherwise specifically permits such disposition.

11.  CONTINUANCE OF RELATIONSHIP

     Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Optionee any rights with respect to the continuation of his or her employment by or other Relationship with the Company or any Subsidiary or Parent Corporation of the Company or interfere in any way with the right of the Company or any Subsidiary or Parent Corporation of the Company at any time to terminate such employment or other Relationship or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

12.  TERMINATION OF RELATIONSHIP OTHER THAN BY DEATH OR
     PERMANENT DISABILITY

     Except as the Committee may determine otherwise at any time with respect to any particular Non-Qualified Option granted hereunder:

          (a) In an Optionee ceases to have a Relationship for any reason other than the Optionee's death or Permanent Disability, any Options granted to him shall terminate 90 days from the date on which such Relationship terminates unless such Optionee has resumed or initiated a Relationship and has a Relationship on such date. During such 90-day period, the Optionee may exercise any Option granted to him but only to the extent such Option was exercisable on the date of termination of the Optionee's Relationship and provided that such Option has not expired or otherwise terminated as provided herein. A leave of absence approved in writing by the Committee shall not be deemed a termination of Relationship for purposes of this Section 12, but no Option may be exercised during any such leave of absence, except during the first 90 days thereof.

          (b) For purposes hereof, termination of an Optionee's Relationship for reasons other than death or Permanent Disability shall be deemed to take place upon the earliest to occur of the following: (i) the date of the Optionee's retirement from employment under the normal retirement policies of the Company or any
     Subsidiary of the Company; (ii) the date of the Optionee's retirement from employment with the approval of the Committee because of disability other than Permanent Disability; (iii) the date the Optionee receives notice or advice that his or her employment or other Relationship is terminated; (iv) the date the
     Optionee ceases to render the services which he was employed, engaged or retained to render to the Company or any Subsidiary (absences for temporary illness, emergencies and vacations or leaves of absence approved in writing by the Committee excepted); or (v) in the case of a director of the Company, the date on which such person ceases to be a director of the Company unless such person has an other Relationship at such time. The fact that the Optionee may receive payment from the Company or any Subsidiary of the Company after termination for vacation pay, for services rendered prior to termination, for salary in lieu of notice or for other benefits shall not affect the termination date.

13.  DEATH OR PERMANENT DISABILITY OF OPTIONEE

     Except as the Committee may expressly determine otherwise at any time with respect to any particular Non-Qualified Option granted hereunder, if an Optionee shall die at a time when such person is in a Relationship or if the Optionee shall cease to have a Relationship by reason of Permanent Disability, any Options granted to the Optionee shall terminate one year after the date of the Optionee's death or termination of Relationship due to Permanent Disability unless by its terms it shall expire before such date or otherwise terminate as provided herein, and shall only be exercisable to the extent that it would have been exercisable on the date of the Optionee's death or termination of the Optionee's Relationship due to Permanent Disability. In the case of death, the Option may be exercised by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

14.  STOCK PURCHASE NOT FOR DISTRIBUTION

     Each Optionee shall, by accepting the grant of an Option under the Plan, represent and agree, for the Optionee and the Optionee's transferees by will or the laws of descent and distribution, that all shares of stock purchased upon exercise of the Option will be received and held without a view to distribution except as may be permitted by the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. After each notice of exercise of any portion of an Option, if requested by the Committee, the person entitled to exercise the Option shall agree in writing that the shares of stock are being acquired in good faith without a view to distribution.

15.  PRIVILEGES OF STOCK OWNERSHIP

     No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable upon exercise of such Option until such person has become the holder of record of such shares. No adjustment shall be made for dividends or distributions of rights in respect of such shares if the record date is prior to the date on which such person becomes the holder of record, except as provided in Section 16 hereof.

16.  ADJUSTMENTS

          (a) If the number of outstanding shares of Common Stock is increased or decreased, or if such shares are exchanged for a different number or kind of shares or securities of the Company, through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar transaction, the aggregate number of shares of Common Stock subject to the Plan as provided in
     Section 4 hereof, the shares of Common Stock subject to issued and outstanding Options under the Plan and the aggregate number of shares of Common Stock with respect to which Options may be granted to a single Optionee as provided in Section 5(c) hereof shall be appropriately and proportionately adjusted by the Committee. Any such adjustment in the outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option. No adjustment shall be made on account of any transaction or event not specifically set forth in this
     Section 16(a), including, without limitation, the issuance of Common Stock for consideration.

          (b)     Notwithstanding    the    provisions    of
     Section 16(a), upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation or entity, the Committee may take such action, if any, as it in its discretion may deem appropriate to accelerate the time within which and the extent to which Options may be exercised, to terminate Options at or prior to the date of any such event or to provide for the assumption of Options by surviving, consolidated, successor or transferee corporations.

          (c) Adjustments under this Section 16 shall be made by the Committee, whose determination as to which adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan or in connection with any such adjustment.



17.  AMENDMENT AND TERMINATION OF PLAN

          (a) The Board may from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or amend or revise the terms of the Plan. Amendments may be made without stockholder approval except (i) if and to the extent necessary to satisfy any applicable mandatory legal or regulatory requirements (including the requirements of any stock exchange or over-the-counter market on which the Common Stock or any other securities of the Company is listed or qualified for trading and any requirements imposed under any state securities laws or regulations as a condition to the registration of securities distributable under the Plan or otherwise), or (ii) as required for the Plan to satisfy the requirements of
     Section 162(m), Section 422 of the Code or any other non-mandatory legal or regulatory requirements if the Board of Directors deems it desirable for the Plan to satisfy any such requirements.

          (b) No amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair in a manner adverse to the Optionee any rights or obligations under any Option theretofore granted to such Optionee.

          (c) The terms and conditions of any Option granted to an Optionee may be modified or amended only by a written agreement executed by the Optionee and the Company; provided, however, that if any amendment or modification of an Incentive Option would constitute a "modification, extension or renewal" within the meaning of Section 424(h) of the Code, such amendment shall be null and void unless the amendment contains an acknowledgment by the parties substantially in the following form: "The parties hereto recognize and agree that this amendment constitutes a modification, renewal or extension within the meaning of
     Section 424(h) of the Code, of the option granted on _______________."

18.  EFFECTIVE DATE OF AMENDED AND RESTATED PLAN

     The Plan, as amended and restated hereby, shall become effective upon the later of (i) its approval by the Board and (ii) the date upon which the Company becomes subject to the version of Rule 16b-3 adopted by the Securities and Exchange Commission in Release No. 34-37260 promulgated under the Securities Exchange Act of 1934, as amended; provided, however, that the adoption of the amendments to the Plan effected hereby to increase the number of shares that may be issued upon the exercise of Options under the Plan from 1,000,000 to 1,600,000 and to expand the eligibility provisions to include non-employee directors shall be subject to the approval of the stockholders of the Company by a majority of the outstanding shares of Common Stock; and provided further that prior to such approval by the stockholders of the Company, Options may be granted pursuant to such amended provisions of the Plan subject to obtaining the approval of the adoption of such amendments by the Company's stockholders not later than 12 months after the date of adoption of the Plan by the Board.



19.  TERM OF PLAN

     No Option shall be granted pursuant to the Plan after 10 years from the earlier of the date of adoption of the Plan by the Board or the date of approval by the Company's stockholders of the adoption of the Plan.

     The  date  of  adoption of the Plan by  the  Board  was
September 4, 1996.   The  date of  the  last approval by the
stockholders of the Plan was October 27, 1993.